UNITED STATES SECURITIES AND EXCHANGE COMMISSION  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION       (Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB-PB	New York Stock Exchange
5.90% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange

W. R. Berkley Corporation   2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

W. R. Berkley Corporation   3

Item 2.02 Results of Operations and Financial Condition.
Reference is made to the press release of W. R. Berkley Corporation (the “Company”) relating to the announcement of the Company’s results of operations for the second quarter of 2020. The press release was issued on July 21, 2020. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

W. R. Berkley Corporation   4
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 Press Release dated July 21, 2020

W. R. Berkley Corporation   5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President
Chief Financial Officer and Treasurer

Date: July 21, 2020

W. R. Berkley Corporation   6

EXHIBIT INDEX

Exhibit:
99.1   Press Release dated July 21, 2020